                      PREFERRED STOCK AND WARRANT AGREEMENT

        THIS AGREEMENT (this "Agreement") is made and entered into as of December 6, 1996, by and among ZYNAXIS, INC., a Pennsylvania corporation ("Zynaxis"), CYTRX CORPORATION, a Delaware corporation ("CytRx"), Vaxcel, Inc., a Delaware corporation and a wholly owned subsidiary of CytRx ("Vaxcel") and the persons listed in Exhibit A (the "Securityholders").
                  ---------

                              W I T N E S S E T H:
                              -------------------

        WHEREAS, the Securityholders collectively hold all of the outstanding shares of Series A Convertible Preferred Stock of Zynaxis (the "Series A Stock") and each Securityholder holds the number of shares of Series A Stock and the number of warrants to purchase additional shares of Common Stock of Zynaxis set forth beside such Securityholder's name in Exhibit A (the "Warrants");
                                           ---------
        WHEREAS, the Series A Stock and the Warrants were issued pursuant to that certain Preferred Stock and Warrant Purchase Agreement dated March 29, 1995, as amended (the "Preferred Stock and Warrant Purchase Agreement"), and in connection with bridge loans extended by certain of the Securityholders to Zynaxis;

        WHEREAS, simultaneously with the execution of this Agreement Zynaxis is entering into an Agreement and Plan of Merger and Contribution (the "Merger and Contribution Agreement") with CytRx, Vaxcel, and Vaxcel Merger Sub, Inc., a Georgia corporation and a newly formed, wholly owned subsidiary of Vaxcel ("Vaxcel Merger Sub"), and certain other agreements, including, among other things, a Liquidation Agreement (the "Liquidation Agreement") contemplating the sale of Assets (as defined therein) of Zynaxis and documents (the "Secured Loan Documents") relating to a secured loan being extended to Zynaxis by CytRx (the "Secured Loan"). The Merger and Contribution Agreement provides for the issuance of shares of Vaxcel Common Stock and a warrant to purchase shares of Vaxcel Common Stock to CytRx in exchange for CytRx's contribution to Vaxcel of the Secured Loan and a cash payment in an amount equal to Four Million Dollars ($4,000,000) minus the aggregate principal and interest balance outstanding under the Secured Loan, subject to adjustment for payments made to shareholders of Zynaxis pursuant to Section 3.3 of the Merger and Contribution Agreement. The Merger and Contribution Agreement also provides for the issuance of shares of Vaxcel Common Stock to the existing shareholders of Zynaxis in exchange for the contribution to Vaxcel by the existing shareholders of Zynaxis of all of the outstanding shares of capital stock of Zynaxis by means of a merger of Vaxcel Merger Sub with and into Zynaxis. At the effective time of such merger, the outstanding shares of the capital stock of Zynaxis will be converted into the right to receive shares of the common stock of Vaxcel (except as provided herein). As a result, shareholders of Zynaxis will become shareholders of Vaxcel and Zynaxis will continue to conduct its business and operations as a wholly owned subsidiary of Vaxcel.

        WHEREAS, CytRx is unwilling to enter into the Merger and Contribution Agreement unless the rights of the Securityholders are modified as set forth in this Agreement;

        NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants, and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                1.    Treatment of Transactions. Each of the undersigned elects
                      -------------------------
that the consummation of the transactions contemplated by the Merger and Contribution Agreement and the other agreements contemplated by the Merger and Contribution Agreement, including but not limited to the Liquidation Agreement, will not be deemed a liquidation for purposes of Sections 3.1 and 3.2 of the Statement with Respect to Shares filed by Zynaxis in the Department of State of the Commonwealth of Pennsylvania on April 6, 1995.

                2.    Consent to Secured Loan. Each of the undersigned consents
                      -----------------------
to the Secured Loan and all liens, pledges, mortgages, security interests and other encumbrances to which the assets or properties of Zynaxis may become subject as part of the Secured Loan.

                3.    Exchange of Warrants. Each of the undersigned agrees that
                      --------------------
upon consummation of the merger between Zynaxis and Vaxcel Merger Sub pursuant to the Merger and Contribution Agreement (the "Merger"), each Warrant held by the undersigned shall be exchanged for a new warrant substantially in the form attached hereto as Exhibit B to purchase a number of shares of Vaxcel Common Stock equal to: (i) the number of shares of Common Stock of Zynaxis as the Warrants held by such undersigned are exercisable to purchase at that time multiplied by (ii) the Exchange Ratio (the "New Warrant"). Each of the undersigned Securityholders agrees that such undersigned Securityholder shall surrender the Warrants held by such undersigned Securityholder and shall receive in exchange therefor a New Warrant. Zynaxis shall not honor any warrant agreement representing a Warrant after the Merger.

                4.    Termination of Preferred Stock and Warrant Purchase
                      ---------------------------------------------------
Agreement and Registration Rights. Each of the undersigned agrees that the
---------------------------------
Preferred Stock and Warrant Purchase Agreement and all rights of the Securityholders thereunder shall terminate upon the Merger. Each of the undersigned further agrees that: (i) upon execution of this Agreement all rights that the undersigned Securityholder may have to require Zynaxis to register securities of Zynaxis for sale under applicable state and federal securities laws, whether granted pursuant to the Preferred Stock and Warrant Agreement or otherwise ("Registration Rights"), are suspended pending the Merger, and (ii) upon occurrence of the Merger all such Registration Rights will be terminated and such Securityholder will have such Registration Rights as are provided for such Securityholder in the Merger and Contribution Agreement. If the Merger and Contribution Agreement is terminated for any reason, beginning at the time of such termination the undersigned Securityholder shall have such Registration Rights as such Securityholder would have had at such time if such Registration Rights had not been suspended pursuant to the preceding sentence.

                5.    Accredited Investor Status of Securityholder. Each of the
                      --------------------------------------------
undersigned Securityholders represents and warrants to CytRx, Vaxcel and Zynaxis that he or it is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that he or it is acquiring New Warrants for himself or itself and not for other persons. Each Securityholder understands that the New Warrants and any Securities purchased upon exercise of New Warrants (the "Warrant Securities") have not been registered under the Securities Act and, therefore, cannot be resold unless such Warrant Securities are registered under the Securities Act or unless an exemption from such registration is available.

                6.    Notices. All notices, requests, claims, demands and other
                      -------
communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Zynaxis, CytRx or Vaxcel, to the address set forth in Section 11.8 of the Merger and Contribution Agreement; and (ii) if to a Securityholder, to its address shown below its signature on the last page hereof.

                7.    Headings. The headings contained in this Agreement are for
                      --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                8.    Counterparts. This Agreement may be executed in two or
                      ------------
more counterparts, all of which shall be considered one and the same agreement.

                9.    Entire Agreement. This Agreement (including the documents
                      ----------------
and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                10.   Governing Law. This Agreement shall be governed by, and
                      -------------
construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                11.   Assignment. Neither this Agreement nor any of the rights,
                      ----------
interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties. Any assignment in violation of the foregoing shall be void.

                12.   Equitable Remedies. Each Securityholder agrees that
                      ------------------
irreparable damage would occur and that CytRx and Vaxcel would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that CytRx and Vaxcel shall be entitled to an injunction or injunctions to prevent breaches by a Securityholder of this Agreement and to enforce specifically the terms and provisions of this Agreement.

                13.   Severability. If any term, provision, covenant or
                      ------------
restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

                14.   Defined Terms. Capitalized terms used in this Agreement
                      -------------
but not defined herein shall have the meanings given such terms in the Merger and Contribution Agreement.






                  [Remainder of page intentionally left blank.]

[First of Three Signature Pages to Preferred Stock and Warrant Agreement dated December 6, 1996]

        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of the day and year first above written.

ZYNAXIS, INC.                               CYTRX CORPORATION

By: /s/ Martyn Greenacre                    By: /s/ Jack J. Luchese
   --------------------------------            ---------------------------------
Name:  M.D. Greenacre                       Name: Jack J. Luchese
     ------------------------------              -------------------------------
Title: Chairman, President & CEO                Title: Chairman, President & CEO
      -----------------------------                   --------------------------


VAXCEL, INC.                                S.R. ONE, LTD.

By:    /s/ Paul J. Wilson                   By:      /s/ Brenda D. Gavin
   --------------------------------            ---------------------------------
Name:  Paul J. Wilson                       Name:    Brenda D. Gavin
     ------------------------------              -------------------------------
Title: President & CEO                      Title:   Vice President
      -----------------------------               ------------------------------

                                            Address: 565 E. Swedesford Rd -# 315
                                                    ----------------------------
                                                     Wayne, PA  19087
                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------

EUCLID PARTNERS III, L.P.                   ALPHI FUND L.P.

BY: Euclid Associates III, L.P.
     General Partner
By: /s/ Stephen K. Reidy                    By: Alphi Investment Management Co.
   -------------------------------             ---------------------------------
Name:    Stephen K. Reidy                      General Partner
     -----------------------------
Title:   General Partner
      ----------------------------
                                            By:      /s/ Philip R. Smith
                                               ---------------------------------
Address: Euclid Partners Corp.              Name:    Philip R. Smith
        --------------------------               -------------------------------
         50 Rockefeller Plaza               Title:   President
        --------------------------                ------------------------------
         New York, NY  10020
        --------------------------
                                            Address: 155 Pfingsten Rd
        --------------------------                  ----------------------------
                                                     Suite 360
                                                    ----------------------------
                                                     Deerfiled, IL 60015
                                                    ----------------------------
JAVELIN CAPITAL FUND, L.P.

By: /s/ Lyle A. Hohnke
   -------------------------------
Name:    Lyle A. Hohnke
     -----------------------------
Title:   General Partner
      ----------------------------

Address: 1075 13th Street South
        --------------------------
         Birmingham, AL  35294
        --------------------------

[Second of Three Signature Pages to Preferred Stock and Warrant Agreement dated
 December 6, 1996]

SENMED MEDICAL VENTURES                     CIP CAPITAL L.P.

                                            By: CIP Capital Management Inc.,
                                                General Partner

By: /s/ Vincent M. Paglino                  By: /s/ Joseph M. Corr
   -------------------------------             ---------------------------------
Name: Vincent M. Paglino                    Name: Joseph M. Corr
     -----------------------------               -------------------------------
Title: Vice President, Business Dev.        Title: President
      ------------------------------              ------------------------------

Address: 4445 Lake Forest Drive # 600       Address: 20 Valley Stream Parkway
        -----------------------------               ----------------------------
         Cincinnati, OH  45242                       Suite 265
        --------------------------                  ----------------------------
                                                     Malvern, PA 19355
        --------------------------                  ----------------------------

        --------------------------                  ----------------------------

THE WEST COMPANY                            WILLIAM M. SPENCER, III

By: /s/ Donald E. Morel                     By: /s/ William M. Spencer, III
   -------------------------------             ---------------------------------
Name:  Donald E. Morel                      Name: William M. Spencer
     -----------------------------               -------------------------------
Title: Corporate Vice President,            Title:
      ----------------------------                ------------------------------
       Scientific Services
      ----------------------------

Address: 101 Gordon Drive                   Address: 3300 Cahaba Rd- Suite 105
        --------------------------                  ----------------------------
         Lionville, PA  19341                        Birmingham, AL  35223
        --------------------------                  ----------------------------

        --------------------------                  ----------------------------

BIOTECHNOLOGY VENTURE                       COMMONWEALTH VENTURE
FUND S.A.                                   PARTNERS I, L.P.


By:                                         By: /s/ Charles A. Burton
   -------------------------------             ---------------------------------
Name:                                       Name: Charles A. Burton
     -----------------------------               -------------------------------
Title:                                      Title:   General Partner
      ----------------------------                ------------------------------

Address:                                    Address: The Bellevue
        --------------------------                  ----------------------------
                                                     200 S. Broad Street
        --------------------------                  ----------------------------
                                                     Phila, PA  19102
        --------------------------                  ----------------------------

        --------------------------                  ----------------------------

[Third of Three Signature Pages to Preferred Stock and Warrant Agreement dated
 December 6, 1996]

PLEXUS VENTURES, INC.                       PHILADELPHIA VENTURES - JAPAN I,
                                            L.P.

By: /s/ John F. Chappell                    By: /s/ Charles A. Burton
   -------------------------------             ---------------------------------
Name:    John F. Chappell                   Name:     Charles A. Burton
     -----------------------------               -------------------------------
Title:   President                          Title:    General Partner
      ----------------------------                ------------------------------

Address: 1787 Sentry Parkway West           Address:  The Bellevue
        --------------------------                  ----------------------------
         Building 18, Suite 301                       200 S. Broad Street
        --------------------------                  ----------------------------
         Blue Bell, PA  19422                         Phila, PA  19102
        --------------------------                  ----------------------------


GROTECH PARTNERS II, L.P.                   GROTECH PARTNERS III, L.P.
                                            GROTECH III COMPANION FUND, L.P.
By: Mid Atlantic Ventures II, L.P.,         GROTECH III PENNSYLVANIA FUND, L.P.
    General Partner

                                            By: Grotech Capital Group, Inc.,
By: Grotech Capital Group, Inc.,                General Partner
    General Partner

By: /s/ Matthew D. Brunner                  By: /s/ Matthew D. Brunner
   -------------------------------             ---------------------------------
Name:    Matthew D. Brunner                 Name:    Matthew D. Brunner
     -----------------------------               -------------------------------
Title:   Partner                            Title:   Partner
      ----------------------------                ------------------------------

Address: 9690 Deereco Road                  Address: 9690 Deereco Road
        --------------------------                  ----------------------------
         Timonium, MD  21093                         Timonium, MD  21093
        --------------------------                  ----------------------------

        --------------------------                  ----------------------------

    /s/ Gus S. Casten, M.D.
----------------------------------
Dr. Gus G. Casten

Address: 238 Meadowcroft Circle
        --------------------------
         Birmingham, AL  35242-2956
        --------------------------

        --------------------------

                                   EXHIBIT A

               HOLDERS OF PREFERRED STOCK AND WARRANTS ISSUED BY
                                 ZYNAXIS, INC.

                                       Series A
     Name                              Shares                 Warrants
     ----                              ------                 --------
Euclid Partners III, L.P.              260,000                680,775
S.R. One, Ltd.                         257,500                540,000
Javelin Capital Fund, L.P.             250,000                500,000
Alphi Fund L.P.                        150,000                300,000
Senmed Medical Ventures                135,000                270,000
The West Company                       125,000                250,000
William M. Spencer, III                 55,000                110,000
Biotechnology Venture Fund S.A.         50,000                100,000
CIP Capital L.P.                        45,000                265,000
Grotech Partners III, L.P.              26,490                 52,980
Plexus Ventures, Inc.                   25,000                150,000
Dr. Gus G. Casten                       12,500                 25,000
Commonwealth Venture Partners I, L.P.   10,000                 20,000
Grotech Partners II,L.P.                 3,455                  6,910
Grotech III Companion Fund, L.P.         3,155                  6,310
Philadelphia Ventures - Japan I, L.P.    2,500                  5,000
Grotech III Pennsylvania Fund, L.P.      1,900                  3,800
                                     ---------              ---------
     Totals                          1,412,500              3,285,775

                                   EXHIBIT B
                                   ---------

THE WARRANTS REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE WARRANTS MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

THE WARRANTS REPRESENTED HEREBY AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE WARRANTS REPRESENTED HEREBY (INCLUDING ANY HOLDERS) ARE BOUND BY THE TERMS OF A PREFERRED STOCK AND WARRANT AGREEMENT DATED NOVEMBER 25, 1996 AMONG ZYNAXIS, INC., A PENNSYLVANIA CORPORATION, CYTRX CORPORATION, A DELAWARE CORPORATION, VAXCEL, INC., A DELAWARE CORPORATION, AND THE HOLDERS OF SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK OF ZYNAXIS, INC. (THE "PREFERRED STOCK AND WARRANT AGREEMENT") (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).


           Void after 5:00p.m. (Eastern Standard Time), on the last day of the Warrant Term, as provided herein.


Date:____________, 1996                     Warrant to
                                            Purchase_________________
                                            Shares of Common Stock



                                  WARRANT
                         TO PURCHASE COMMON STOCK OF
                                VAXCEL, INC.


    THIS CERTIFIES THAT, FOR VALUE RECEIVED, ______________ or such person's registered assigns (herein called "Warrant Holder"), is the holder of a warrant (this "Warrant") to purchase, subject to the provisions of this Warrant, from Vaxcel, Inc., a Delaware corporation (the "Company"), at any time and from time to time during the Warrant Term, __________ fully paid, validly issued and nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"), at the Warrant Price. The Warrant Price and number and kind of securities issuable hereunder are subject to adjustment as provided herein.

     1.  Definitions. For the purpose of this Warrant:
         -----------

         (a) "Additional Shares of Capital Stock" means all shares of capital stock issued by the Company, except shares of capital stock of the Company issued and outstanding at the time of issuance of this Warrant or expressly authorized to be issued in the future pursuant to any contract, option, warrant or benefit or compensation plan in existence and/or outstanding at the time of issuance of this Warrant.

         (b) "Capital Stock" means the Company's Common Stock, and any other stock of any class, whether now or hereafter authorized, which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage.

         (c) "Merger and Contribution Agreement" means that certain Agreement and Plan of Merger and Contribution entered into by and among CytRx Corporation, a Delaware corporation, the Company, Vaxcel Merger Subsidiary, Inc., a Georgia corporation, and Zynaxis, Inc., a Pennsylvania corporation.

         (d) "Per Share Price" means the Per Share Price as defined in the Merger and Contribution Agreement.

         (e) "Warrants" mean the warrants to purchase Common Stock of the Company issued by the Company pursuant to the Preferred Stock and Warrant Agreement and any and all warrants which are issued in exchange or substitution for any outstanding Warrant pursuant to the terms of that Warrant.

         (f) "Warrant Price" means the price per share at which shares of Common Stock are purchasable hereunder, as such price may be adjusted from time to time hereunder. The Warrant Price shall initially be equal to: (i) the Per Share Price divided by (ii) the Exchange Ratio, and beginning at 5:00 p.m.
            ----------
Eastern Time on the sixtieth (60th) day following the Closing Date, as such term is defined in the Merger and Contribution Agreement, shall be equal to two (2) times the Warrant Price in effect immediately prior to such time.

         (g) "Warrant Shares" mean shares of Common Stock or other securities purchased upon exercise of this Warrant.

         (h) "Warrant Term" means a period of one year commencing on the Closing Date and ending at 5:00 p.m. Eastern Time on the first anniversary of the Closing Date, as such term is defined in the Merger and Contribution Agreement.

     2.  Exercise of Warrants. This Warrant may be exercised during the Warrant
         --------------------
Term in whole or in part by the surrender of the Warrant, with the purchase agreement attached hereto as Exhibit A properly completed and executed, at the principal office of the Company at 154 Technology Parkway, Norcross, Georgia 30092 or such other location which shall at that time be the principal office of the Company (the "Principal Office"), and upon payment to it by certified check or bank draft to the order of the Company for the purchase price for the shares to be purchased upon such exercise. The persons entitled to the shares so purchased shall be treated for all purposes as the holders of such shares as of the close of business on the date of exercise and certificates for the shares of stock so purchased shall be delivered to the persons so entitled within a reasonable time, not exceeding thirty (30) days, after such exercise. Unless this Warrant has expired, a new Warrant of like tenor and for such number of shares as the holder of subject to the restrictions on transfer set forth below.

     (a)  Registration Restrictions. This Warrant and any Warrant Shares that
          -------------------------
may be issued upon exercise thereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4(2) thereof, and have not been registered under state securities laws by reason of their issuance in a transaction exempt from such registration requirements. This Warrant and such Warrant Shares may not be sold, transferred or otherwise disposed of unless registered under the Securities Act and applicable state securities laws (the Company being under no obligation so to register such Warrant or Warrant Shares except as set forth in the Merger and Contribution Agreement) or exempted from such registration. Warrant Shares issuable upon exercise of this Warrant will bear a legend to this effect. The restrictions contained herein shall be binding on any transferee of this Warrant and the Company may require any such transferee to execute an instrument agreeing in writing to be so bound by these restrictions as a condition to transfer.

     (b)  Notice of Transfer and Opinion of Counsel. Warrant Holder agrees that,
          -----------------------------------------
prior to any transfer of this Warrant, such holder will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section 4. Each such notice shall contain (i) a statement setting forth the intention of such holder's prospective transferee with respect to its retention or disposition of this Warrant, and
(ii) unless waived by the Company, an
opinion of counsel for such holder (who may be the inside or staff counsel employed by such holder), as to the necessity or non-necessity for registration under the Securities Act and applicable state securities laws in connection with such transfer and stating the factual and statutory bases relied upon by counsel. The following provisions shall then apply:

          (A) If in the opinion of counsel for the Company the proposed transfer of this Warrant may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of this Warrant shall be entitled to transfer this Warrant in accordance with the intended method of disposition specified in the statement delivered by such holder to the Company.

          (B) If in the opinion of counsel for the Company the proposed transfer of this Warrant may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of this Warrant shall not be entitled to transfer this Warrant until the requisite registration or qualification is effective.

        (c) Transfer. Subject to the restrictions on transfer set forth in this
            --------
Section 4 and in Section 11 hereof, this Warrant is transferable, in whole or in part, at the Principal Office by the registered holder thereof, in person or by duly authorized attorney, upon presentation of this Warrant, properly endorsed, for transfer. Each holder of this Warrant, by holding it, agrees that this Warrant, when endorsed in blank, may be deemed negotiable, and that the holder thereof, when the Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with the Warrant as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer thereof on the books of the Company, any notice to the contrary notwithstanding.

     5. Certain Covenants of the Company. The Company covenants and agrees that
        --------------------------------
all shares which may be issued upon the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     6. Adjustments of Warrant Price. In the event that the Company at any time
        ----------------------------
or from time to time after the issuance of the Warrants shall declare any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for any consideration less than the Warrant Price, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by a payment of a dividend in Common Stock or in any right to acquire Common Stock) or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reverse stock split, reclassification or otherwise, into a lesser number of shares of Common Stock, then the Warrant Price shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate, to avoid dilution of the exercise rights hereunder. In the event that the Company shall declare or pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock. The Warrant Price will be adjusted on a weighted-average basis in the event of the sale of Additional Shares of Capital Stock for consideration less than the Warrant Price (except in connection with corporate partnership or research and development agreements). For the purposes of this Section 6, the value of consideration other than cash received for the issuance of Additional Shares of Capital Stock shall be computed at the fair value thereof at the time of such issuance, as determined in good faith by the Board of Directors of the Company.

        7.  Adjustments for Reclassification and Reorganization. In case of any
            ---------------------------------------------------
reclassification or change of outstanding securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) or in case of any consolidation or merger of the Company with or into another corporation or in case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute or require the execution of new warrants providing that the holders of the Warrants shall have the right to exercise such new warrants (upon terms not less favorable to the holders than those then applicable to the Warrants) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrants, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Warrants had the Warrants been exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 6 hereof and this Section 7. The provisions of this Section 7 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

        8.  Notices. Whenever the Warrant Price shall be adjusted pursuant to
            -------
Section 6 hereof, or there shall be a reclassification, reorganization or other event specified in Section 7 hereof, the Company shall promptly prepare a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its

Secretary or Assistant Secretary, setting forth in reasonable detail, as the case may be, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment, and information regarding the execution of new warrants, and shall promptly cause copies of such certificate to be mailed (by first class mail and postage prepaid) to the registered holders of the Warrants.

     In the event the Company shall take any action which pursuant to Section 6 may result in an adjustment of the Warrant Price, or pursuant to Section 7 may result in the execution of new warrants, the Company will give to the registered holders of the Warrants at their last addresses known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to such holders of the Warrants an opportunity to exercise the Warrants and to purchase shares of Common Stock of the Company prior to such action becoming effective.

     9.  Fractional Shares. No fractional shares of Common Stock will be issued
         -----------------
in connection with any purchase hereunder.

     10.  Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of
          --------------------------------------
reasonable evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonable indemnity and (in case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof a new Warrant of like tenor.

     11.  Restrictions on Transfer. This Warrant is, and any Warrant Shares
          ------------------------
issued upon the exercise of this Warrant will be, issued subject to the restrictions on transfer contained in this Warrant or any certificate for Warrant Shares issued in exchange or substitution for this Warrant or any outstanding certificate for Warrant Shares and shall bear the restrictive legend(s), if any, on this Warrant or such outstanding certificate for Warrant Shares unless, in the opinion of counsel for the Company, such legend(s) may be removed therefrom.

     12.  Headings. The description headings of the several sections of this
          --------
Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on the date of this Warrant.

                                        VAXCEL, INC.


                                        By:
                                           -------------------------------------
                                           As its:

ATTEST:

EXHIBIT A
---------

                              PURCHASE AGREEMENT
                              ------------------

                                                     Date:
                                                          -------------------

TO:

     The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to purchase shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by this Warrant.

                                           Signature:
                                                     ------------------------

                                           Address:
                                                   --------------------------

                                                   --------------------------

                            *          *          *

                                  ASSIGNMENT
                                  ----------

     For Value Received, __________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered by such Warrant to:

     NAME OF ASSIGNEE           ADDRESS             NO. OF SHARES
     ----------------           -------             -------------


, and appoints ______________Attorney to make such transfer of the books of Vaxcel, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:                                     Signature:
                                                     ------------------------

                                           Witness:
                                                   --------------------------